EXHIBIT 99.13

--------------------------------------------------------------------------------
Morgan Stanley
Securitized Products Group                                         April 2, 2004
                              [MORGAN STANLEY LOGO]
--------------------------------------------------------------------------------

                             Computational Materials

                                  $375,839,000
                                  Approximately

                        Morgan Stanley ABS Capital I Inc.
                                 Series 2004-NC4

                       Mortgage Pass-Through Certificates


--------------------------------------------------------------------------------

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Morgan Stanley
Securitized Products Group                                         April 2, 2004
                              [MORGAN STANLEY LOGO]
--------------------------------------------------------------------------------

                           Approximately $375,839,000
               Morgan Stanley ABS Capital I Inc., Series 2004-NC4

                        Morgan Stanley ABS Capital I Inc.
                                    Depositor

                              HomEq Servicing Corp
                                    Servicer

                             Transaction Highlights

                                                                             Modified
                                                             Avg Life to   Duration To
Offered                                 Expected Ratings       Call /         Call /
Classes   Description   Balance(4)    (S&P/Fitch/ Moody's)    Mty(1)(2)    Mty(1)(2)(3)
-------   -----------   -----------   --------------------   -----------   ------------
  A-1     Not Offered   366,760,000
  A-2       Floater     130,000,000       AAA/AAA/Aaa        1.00 / 1.00   1.01 / 1.01
  A-3       Floater      67,700,000       AAA/AAA/Aaa        3.00 / 3.00   2.96 / 2.96
  A-4       Floater      55,006,000       AAA/AAA/Aaa        6.74 / 7.93   6.45 / 7.48
  M-1       Floater      45,605,000        AA/AA/Aa2         5.32 / 5.87   5.11 / 5.58
  M-2       Floater      38,004,000          A/A/A2          5.30 / 5.79   4.99 / 5.39
  M-3       Floater      11,401,000         A-/A-/A3         5.29 / 5.70   4.94 / 5.27
  B-1       Floater      11,401,000      BBB+/BBB+/Baa1      5.29 / 5.62   4.86 / 5.13
  B-2       Floater       8,741,000       BBB/BBB/Baa2       5.29 / 5.52   4.83 / 5.01
  B-3       Floater       7,981,000      BBB-/BBB-/Baa3      5.28 / 5.35   4.63 / 4.68
  B-4     Not Offered     7,221,000


                                             Initial
Offered     Payment Window To Call /      Subordination
Classes             Mty(1)(2)                 Level         Benchmark
-------   -----------------------------   -------------    -----------
  A-1         *****Not Offered*****
  A-2     06/04 - 06/06 / 06/04 - 06/06           18.50%   1 Mo. LIBOR
  A-3     06/06 - 12/08 / 06/06 - 12/08           18.50%   1 Mo. LIBOR
  A-4     12/08 - 05/12 / 12/08 - 11/21           18.50%   1 Mo. LIBOR
  M-1     08/07 - 05/12 / 08/07 - 10/18           12.50%   1 Mo. LIBOR
  M-2     07/07 - 05/12 / 07/07 - 08/17            7.50%   1 Mo. LIBOR
  M-3     06/07 - 05/12 / 06/07 - 12/15            6.00%   1 Mo. LIBOR
  B-1     06/07 - 05/12 / 06/07 - 03/15            4.50%   1 Mo. LIBOR
  B-2     06/07 - 05/12 / 06/07 - 04/14            3.35%   1 Mo. LIBOR
  B-3     06/07 - 05/12 / 06/07 - 04/13            2.30%   1 Mo. LIBOR
  B-4         *****Not Offered*****

Notes:      (1)   Certificates are priced to the 10% optional clean-up call.

            (2)   Based on the pricing prepayment speed. See details below.

            (3)   Assumes pricing at par.

            (4)   Bond sizes subject to a variance of plus or minus 5%.

Issuer:                       Morgan Stanley ABS Capital I Inc. Trust 2004-NC4.

Depositor:                    Morgan Stanley ABS Capital I Inc.

Originator:                   NC Capital Corporation.

Servicer:                     HomEq Servicing Corp.

Trustee:                      Deutsche Bank National Trust Company.


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.

--------------------------------------------------------------------------------

Managers:                     Morgan Stanley (lead manager), Blaylock &
                              Partners, L.P. and Utendahl Capital Partners, L.P.

Rating Agencies:              Standard & Poor's, Fitch Ratings and Moody's
                              Investors Service.

Offered Certificates:         The Class A-2, A-3, A-4, M-1, M-2, M-3, B-1, B-2
                              and B-3 Certificates.

Class A Certificates:         The Class A-1, A-2, A-3 and A-4 Certificates.

Group II Class A
Certificates:                 The Class A-2, Class A-3 and Class A-4
                              Certificates.

Class A Certificate
Group: The Class A-1 Certificates and Group II Class A Certificates, as applicable.

Expected Closing Date:        May 27, 2004 through DTC and Euroclear or
                              Clearstream. The Certificates will be sold without accrued interest.

Cut-off Date:                 May 1, 2004

Distribution Dates:           The 25th of each month, or if such day is not a
                              business day, on the next business day, beginning
                              June 25, 2004.

Final Scheduled
Distribution Date:            The Distribution Date occurring in April 2034.

Due Period:                   For any Distribution Date, the calendar month
                              preceding the month in which that Distribution
                              Date occurs.

Prepayment Period:            For any Distribution Date, the calendar month
                              preceding the month in which that Distribution
                              Date occurs.

Interest Accrual Period:      The interest accrual period for the Offered
                              Certificates with respect to any Distribution Date will be the period beginning with the previous
                              Distribution Date (or, in the case of the first
                              Distribution Date, the Closing Date) and ending on the day prior to the current Distribution Date (on an actual/360 day count basis).

Mortgage Loans:               The Trust will consist of two groups of adjustable
                              and fixed rate sub-prime residential, first-lien mortgage loans.

Group I Mortgage Loans:       Approximately $450.0 million of Mortgage Loans
                              with original principal balances that conform to the original principal balance limits for one- to four-family residential mortgage loan guidelines for purchase by Freddie Mac.

Group II Mortgage Loans:      Approximately $310.1 million of Mortgage Loans
                              that predominantly have original principal balances that may or may not conform to the original principal balance limits for one- to four-family residential mortgage loan guidelines for purchase by Freddie Mac.

Pricing Prepayment
Speed: o Fixed Rate Mortgage Loans: CPR starting at approximately 1.5333% CPR in month 1 and increasing to 23% CPR in month 15 (23%/15 increase for each month), and remaining at 23% CPR thereafter

                              o ARM Mortgage Loans: 25% CPR


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.

--------------------------------------------------------------------------------

Credit Enhancement:           The Offered Certificates are credit enhanced by:

                              1)    Net monthly excess cashflow from the
                                    Mortgage Loans,

                              2)    1.35% overcollateralization (funded
                                    upfront). On and after the Step-down Date, so long as a Trigger Event is not in effect, the required overcollateralization will equal 2.70% of the aggregate principal balance of the Mortgage Loans as of the last day of the applicable Due Period, subject to a 0.50% floor, based on the aggregate principal balance of the Mortgage Loans as of the cut-off date, and

                              3) Subordination of distributions on the more subordinate classes of certificates (if applicable) to the required distributions on the more senior classes of certificates.

Senior Enhancement
Percentage:                   For any Distribution Date, the percentage obtained
                              by dividing (x) the aggregate Certificate
                              Principal Balance of the subordinate certificates
                              (together with any overcollateralization and taking into account the distributions of the Principal Distribution Amount for such
                              Distribution Date) by (y) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period.

Step-down Date:               The later to occur of:

                              (x)   The earlier of:

                                    (a)   The Distribution Date occurring in
                                          June 2007; and

                                    (b)   The Distribution Date on which the
                                          aggregate balance of the Class A
                                          Certificates is reduced to zero; and

                              (y) The first Distribution Date on which the Senior Enhancement Percentage (calculated for this purpose only after taking into account payments of principal on the Mortgage Loans on the last day of the related Due Period but prior to principal distributions to the certificates on the applicable Distribution Date) is greater than or equal to approximately 37.00%.

Trigger Event:                Either a Delinquency Trigger Event or a Cumulative
                              Loss Trigger Event.

Delinquency Trigger
Event: A Delinquency Trigger Event is in effect on any Distribution Date if on that Distribution Date the 60 Day+ Rolling Average equals or exceeds 40% of the prior period's Senior Enhancement Percentage. The 60 Day+ Rolling Average will equal the rolling 3 month average percentage of Mortgage Loans that are 60 or more days delinquent.

Cumulative Loss Trigger
Event: A Cumulative Loss Trigger Event is in effect on any Distribution Date if the aggregate amount of Realized Losses incurred since the cut-off date through the last day of the related Prepayment Period divided by the aggregate Stated Principal Balance of the mortgage loans as of the cut-off date exceeds the applicable percentages described below with respect to such distribution date:

                              Months 37-48            [3.50] for the first
                                                      month, plus an additional
                                                      1/12th of [1.75] for each
                                                      month thereafter (e.g.,
                                                      [4.375] in Month 43)

                              Months 49-60            [5.25] for the first
                                                      month, plus an additional
                                                      1/12th of [1.25] for each
                                                      month thereafter (e.g.,
                                                      [5.875] in Month 55)

                              Months 61-72            [6.50] for the first
                                                      month, plus an additional
                                                      1/12th of [0.50] for each
                                                      month thereafter (e.g.,
                                                      [6.75] in Month 67)

                              Months 73-thereafter    [7.00]


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.

--------------------------------------------------------------------------------

Initial Subordination
Percentage:                   Class A:         18.50%
                              Class M-1:       12.50%
                              Class M-2:        7.50%
                              Class M-3:        6.00%
                              Class B-1:        4.50%
                              Class B-2:        3.35%
                              Class B-3:        2.30%
                              Class B-4:        1.35%

Optional Clean-up Call:       When the current aggregate principal balance of
                              the Mortgage Loans is less than or equal to 10% of the aggregate principal balance of the Mortgage
                              Loans as of the cut-off date. The applicable fixed margin will increase by 2x on the Class A
                              Certificates and by 1.5x on all other Certificates after the first distribution date on which the Optional Clean-up Call is exercisable.

Step-up Coupons:              For all Offered Certificates the coupon will
                              increase after the optional clean-up call date, should the call not be exercised.

Class A-1 Pass-Through
Rate: The Class A-1 Certificates will accrue interest at a variable rate equal to the least of (i) one-month LIBOR plus [] bps ([] bps after the first distribution date on which the Optional Clean-up Call is exercisable), (ii) the Loan Group I Cap and (iii) the WAC Cap.

Class A-2, A-3 and A-4
Pass-Through Rate:            The Class A-2, A-3 and A-4 Certificates will
                              accrue interest at a variable rate equal to the least of (i) one-month LIBOR plus [] bps ([] bps after the first distribution date on which the Optional Clean-up Call is exercisable), (ii) the
                              Loan Group II Cap and (iii) the WAC Cap.

Class M-1 Pass-Through
Rate: The Class M-1 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [] bps ([] bps after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class M-2 Pass-Through
Rate: The Class M-2 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [] bps ([] bps after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class M-3 Pass-Through
Rate: The Class M-3 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [] bps ([] bps after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class B-1 Pass-Through
Rate: The Class B-1 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [] bps ([] bps after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class B-2 Pass-Through
Rate: The Class B-2 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [] bps ([] bps after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class B-3 Pass-Through
Rate: The Class B-3 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [] bps ([] bps after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.

--------------------------------------------------------------------------------

Class B-4 Pass-Through
Rate: The Class B-4 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [] bps ([] bps after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

WAC Cap: As to any Distribution Date a per annum rate equal to the product of (i) the weighted average gross rate of the Mortgage Loans in effect on the beginning of the related Due Period less servicing, trustee and other fee rates, and (ii) a fraction, the numerator of which is 30 and the denominator of which is the actual number of days in the related Interest Accrual Period.

Loan Group I Cap:             As to any Distribution Date, a per annum rate
                              equal to the product of (i) weighted average gross rate of the Group I Mortgage Loans in effect on the beginning of the related Due Period less servicing, trustee and other fee rates, and (ii) a fraction, the numerator of which is 30 and the denominator of which is the actual number of days in the related Interest Accrual Period.

Loan Group II Cap:            As to any Distribution Date, a per annum rate
                              equal to the product of (i) weighted average gross rate of the Group II Mortgage Loans in effect on the beginning of the related Due Period less servicing, trustee and other fee rates, and (ii) a fraction, the numerator of which is 30 and the denominator of which is the actual number of days in the related Interest Accrual Period.

Class A-1 Basis Risk
Carry Forward Amount:         As to any Distribution Date, the supplemental
                              interest amount for the Class A-1 Certificates will equal the sum of:

                              (i) The excess, if any, of interest that would otherwise be due on such Certificates at the Class A-1 Pass-Through Rate (without regard to the Loan Group I Cap or WAC Cap) over interest due such Certificates at a rate equal to the lesser of the Loan Group I Cap or WAC Cap;

                              (ii)  Any Class A-1 Basis Risk Carry Forward
                                    Amount remaining unpaid from prior
                                    Distribution Dates; and

                              (iii) Interest on the amount in clause (ii) at the
                                    related Class A-1 Pass-Through Rate (without regard to the Loan Group I Cap or WAC Cap).

Class A-2, A-3 and A-4
Basis Risk Carry Forward
Amount: As to any Distribution Date, the supplemental interest amount for each of the Class A-2, A-3 and A-4 Certificates will equal the sum of:

                              (i) The excess, if any, of interest that would otherwise be due on such Certificates at the Class A-2, A-3 and A-4 Pass-Through Rates (without regard to the Loan Group II Cap or WAC Cap) over interest due such Certificates at a rate equal to the lesser of the Loan Group II Cap or WAC Cap;

                              (ii) Any Class A-2, A-3 and A-4 Basis Risk Carry Forward Amount remaining unpaid from prior Distribution Dates; and

                              (iii) Interest on the amount in clause (ii) at the
                                    related Class A-2, A-3 and A-4 Pass-Through
                                    Rate (without regard to the Loan Group II
                                    Cap or WAC Cap).

Class M-1, M-2, M-3,
B-1, B-2, B-3 and B-4
Basis Risk Carry Forward
Amounts: As to any Distribution Date, the supplemental interest amount for each of the Class M-1, M-2, M-3, B-1, B-2, B-3 and B-4 Certificates will equal the sum of:

                              (i) The excess, if any, of interest that would otherwise be due on such Certificates at such Certificates' applicable Pass-Through Rate (without regard to the WAC Cap) over interest due such Certificates at a rate equal to the WAC Cap;

                              (ii) Any Basis Risk Carry Forward Amount for such class remaining unpaid for such Certificate from prior Distribution Dates; and

                              (iii) Interest on the amount in clause (ii) at the
                                    Certificates' applicable Pass-Through Rate
                                    (without regard to the WAC Cap).


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.

--------------------------------------------------------------------------------

Interest Distributions
on Offered Certificates:      On each Distribution Date and after payments of
                              servicing and trustee fees and other expenses, interest distributions from the Interest
                              Remittance Amount will be allocated as follows:

                              (i) The portion of the Interest Remittance Amount attributable to the Group I Mortgage Loans will be allocated according to the related Accrued Certificate Interest and any unpaid interest shortfall amounts for such class, as applicable, first, to the Class A-1 Certificates and second, pro rata to the Group II Class A Certificates;

                              (ii) The portion of the Interest Remittance Amount attributable to the Group II Mortgage Loans will be allocated according to the related Accrued Certificate Interest and any unpaid interest shortfall amounts for such class, as applicable, first, pro rata to the Group II Class A Certificates and second, to the Class A-1 Certificates;

                              (iii) To the Class M-1 Certificates, its Accrued Certificate Interest;

                              (iv) To the Class M-2 Certificates, its Accrued Certificate Interest;

                              (v) To the Class M-3 Certificates, its Accrued Certificate Interest;

                              (vi) To the Class B-1 Certificates, its Accrued Certificate Interest;

                              (vii) To the Class B-2 Certificates, its Accrued Certificate Interest;

                              (viii) To the Class B-3 Certificates, its Accrued
                                     Certificate Interest; and

                              (ix) To the Class B-4 Certificates, its Accrued Certificate Interest.


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.

--------------------------------------------------------------------------------

Principal Distributions
on Offered Certificates:      On each Distribution Date (a) prior to the
                              Stepdown Date or (b) on which a Trigger Event is in effect, principal distributions from the Principal Distribution Amount will be allocated as follows:

                              (i) to the Class A Certificates, allocated between the Class A Certificates as described below, until the Certificate Principal Balances thereof have been reduced to zero;

                              (ii) to the Class M-1 Certificates, until the Certificate Principal Balance thereof has been reduced to zero;

                              (iii) to the Class M-2 Certificates, until the Certificate Principal Balance thereof has been reduced to zero;

                              (iv) to the Class M-3 Certificates, until the Certificate Principal Balance thereof has been reduced to zero;

                              (v) to the Class B-1 Certificates, until the Certificate Principal Balance thereof has been reduced to zero;

                              (vi) to the Class B-2 Certificates, until the Certificate Principal Balance thereof has been reduced to zero;

                              (vii) to the Class B-3 Certificates, until the Certificate Principal Balance thereof has been reduced to zero, and

                              (viii) to the Class B-4 Certificates, until the
                                     Certificate Principal Balance thereof has been reduced to zero.

                              On each Distribution Date (a) on or after the Stepdown Date and (b) on which a Trigger Event is not in effect, the principal distributions from the Principal Distribution Amount will be allocated as follows:

                              (i) to the Class A Certificates, the lesser of the Principal Distribution Amount and the Class A Principal Distribution Amount, allocated between the Class A Certificates as described below, until the Certificate Principal Balances thereof have been reduced to zero;

                              (ii) to the Class M-1 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-1 Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero;

                              (iii) to the Class M-2 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-2 Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero;

                              (iv) to the Class M-3 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-3 Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero;

                              (v) to the Class B-1 Certificates, the lesser of the remaining Principal Distribution Amount and the Class B-1 Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero;

                              (vi) to the Class B-2 Certificates, the lesser of the remaining Principal Distribution Amount and the Class B-2 Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero;

                              (vii) to the Class B-3 Certificates, the lesser of the remaining Principal Distribution Amount and the Class B-3 Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero; and

                              (viii) to the Class B-4 Certificates, the lesser
                                     of the remaining Principal Distribution
                                     Amount and the Class B-4 Principal
                                     Distribution Amount, until the Certificate
                                     Principal Balance thereof has been reduced to zero.


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.

--------------------------------------------------------------------------------

Class A Principal
Allocation:                   Except as described below, the Class A-2, Class
                              A-3 and Class A-4 Certificates will receive principal sequentially; the Class A-3 Certificates will not receive principal distributions until the Certificate Principal Balance of the Class A-2
                              Certificates has been reduced to zero, and the Class A-4 Certificates will not receive principal distributions until the Certificate Principal
                              Balance of the Class A-3 Certificates has been reduced to zero.

                              All principal distributions to the holders of the Class A Certificates on any Distribution Date will be allocated concurrently between the Class A-1 Certificates, on the one hand, and the Group II Class A Certificates, on the other hand, based on the Class A Principal Allocation Percentage for the Class A-1 Certificates and the Group II Class A Certificates, as applicable.

                              However, if the Class Certificate Balances of the Class A Certificates in either Class A Certificate Group are reduced to zero, then the remaining amount of principal distributions distributable to the Class A Certificates on that Distribution Date, and the amount of those principal distributions distributable on all subsequent Distribution Dates, will be distributed to the holders of the Class A certificates in the other Class A Certificate Group remaining outstanding, in accordance with the principal distribution allocations described herein, until their Class Certificate Balances have been reduced to zero. Any payments of principal to the Class A-1 Certificates will be made first from payments relating to the Group I Mortgage Loans, and any payments of principal to the Group II Class A Certificates will be made first from payments relating to the Group II Mortgage Loans.

                              Any principal distributions allocated to the Group II Class A Certificates are required to be distributed first to the Class A-2 Certificates, until their Class Certificate Balance has been reduced to zero, then to the Class A-3 Certificates, until their Class Certificate Balance has been reduced to zero, and then to the Class A-4 Certificates, until their Class Certificate Balance has been reduced to zero.

                              Notwithstanding the above, in the event that all subordinate classes, including the Class X certificates, have been reduced to zero, principal distributions to the Group II Class A Certificates will be distributed pro rata between the Class A-2, Class A-3 and Class A-4 Certificates.

Group II Class A
Interest Rate Cap:            Beginning on the first Distribution Date, and for
                              a period of 35 months thereafter, an Interest Rate
                              Cap will be entered into by the Trust for the benefit of the Group II Class A Certificates.

                              For its duration, the Group II Class A Interest Rate Cap pays the Trust the product of (i) the excess, if any, of the then current 1-month LIBOR rate (not to exceed the cap ceiling) over the cap strike (on an Actual/360 day count basis) and (ii) the Group II Class A Interest Rate Cap Notional Balance ("the Group II Class A Interest Rate Cap Payment") as described on the schedule herein.

Group II Class A
Interest Rate Cap
Payment Allocation:           The Group II Class A Interest Rate Cap Payment
                              shall be available to pay any Basis Risk Carry
                              Forward Amount due to the Class A-2, A-3 and A-4
                              Certificates on a pro rata basis.


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.

--------------------------------------------------------------------------------

Class M Interest Rate
Cap: Beginning on the first Distribution Date, and for a period of 38 months thereafter, an Interest Rate Cap will be entered into by the Trust for the benefit of the Class M Certificates.

                              For its duration, the Class M Interest Rate Cap pays the Trust the product of (i) the excess, if any, of the then current 1-month LIBOR rate (not to exceed the cap ceiling) over the cap strike (on an Actual/360 day count basis) and (ii) the Class M Interest Rate Cap Notional Balance ("the Class M Interest Rate Cap Payment") as described on the schedule herein.

Class M Interest Rate
Cap Payment Allocation:       The Class M Interest Rate Cap Payment shall be
                              available to pay any Basis Risk Carry Forward
                              Amount due to the Class M-1, Class M-2 and Class
                              M-3 Certificates on a pro rata basis.

Class B Interest Rate
Cap: Beginning on the first Distribution Date, and for a period of 38 months thereafter, an Interest Rate Cap will be entered into by the Trust for the benefit of the Class B Certificates.

                              For its duration, the Class B Interest Rate Cap pays the Trust the product of (i) the excess, if any, of the then current 1-month LIBOR rate (not to exceed the cap ceiling) over the cap strike (on an Actual/360 day count basis) and (ii) the Class B Interest Rate Cap Notional Balance ("the Class B Interest Rate Cap Payment") as described on the schedule herein.

Class B Interest Rate
Cap Payment Allocation:       The Class B Interest Rate Cap Payment shall be
                              available to pay any Basis Risk Carry Forward
                              Amount due to the Class B-1, Class B-2, Class B-3 and Class B-4 Certificates on a pro rata basis.

Allocation of Net
Monthly Excess Cashflow:      For any Distribution Date, any Net Monthly Excess
                              Cashflow shall be paid as follows:

                              (i) to the Class M-1 Certificates, the unpaid interest shortfall amount;

                              (ii)   to the Class M-1 Certificates, the
                                     allocated unreimbursed realized loss
                                     amount;

                              (iii) to the Class M-2 Certificates, the unpaid interest shortfall amount;

                              (iv)   to the Class M-2 Certificates, the
                                     allocated unreimbursed realized loss
                                     amount;

                              (v) to the Class M-3 Certificates, the unpaid interest shortfall amount;

                              (vi)   to the Class M-3 Certificates, the
                                     allocated unreimbursed realized loss
                                     amount;

                              (vii) to the Class B-1 Certificates, the unpaid interest shortfall amount;

                              (viii) to the Class B-1 Certificates, the
                                     allocated unreimbursed realized loss
                                     amount;

                              (ix) to the Class B-2 Certificates, the unpaid interest shortfall amount;

                              (x)    to the Class B-2 Certificates, the
                                     allocated unreimbursed realized loss
                                     amount;

                              (xi) to the Class B-3 Certificates, the unpaid interest shortfall amount;

                              (xii)  to the Class B-3 Certificates, the
                                     allocated unreimbursed realized loss
                                     amount;

                              (xiii) to the Class B-4 Certificates, the unpaid
                                     interest shortfall amount;

                              (xiv)  to the Class B-4 Certificates, the
                                     allocated unreimbursed realized loss
                                     amount;

                              (xv) concurrently, any Class A-1 Basis Risk Carry Forward Amount to the Class A-1 Certificates, and any Group II Class A Basis Risk Carry Forward Amount to the Group II Class A Certificates; and

                              (xvi) sequentially, to Classes M-1, M-2, M-3, B-1, B-2, B-3 and B-4 Certificates, in such order, any Basis Risk Carry Forward Amount for such classes.

Interest Remittance
Amount: For any Distribution Date, the portion of available funds for such Distribution Date attributable to interest received or advanced on the Mortgage Loans.


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.

--------------------------------------------------------------------------------

Accrued Certificate
Interest:                     For any Distribution Date and each class of
                              Offered Certificates, equals the amount of interest accrued during the related interest accrual period at the related Pass-through Rate, reduced by any prepayment interest shortfalls and shortfalls resulting from the application of the Servicemembers Civil Relief Act or similar state law allocated to such class.

Principal Distribution
Amount: On any Distribution Date, the sum of (i) the Basic Principal Distribution Amount and (ii) the Extra Principal Distribution Amount.

Basic Principal
Distribution Amount:          On any Distribution Date, the excess of (i) the
                              aggregate principal remittance amount over (ii) the Excess Subordinated Amount, if any.

Net Monthly Excess
Cashflow:                     For any Distribution Date is the amount of funds
                              available for distribution on such Distribution
                              Date remaining after making all distributions of interest and principal on the certificates.

Extra Principal
Distribution Amount:          For any Distribution Date, the lesser of (i) the
                              excess of (x) interest collected or advanced with respect to the Mortgage Loans with due dates in the related Due Period (less servicing and trustee fees and expenses), over (y) the sum of interest payable on the Certificates on such Distribution
                              Date and (ii) the overcollateralization deficiency amount for such Distribution Date.

Excess Subordinated
Amount: For any Distribution Date, means the excess, if any of (i) the overcollateralization and (ii) the required overcollateralization for such Distribution Date.

Class A Principal
Allocation Percentage:        For any Distribution Date, the percentage
                              equivalent of a fraction, determined as follows:
                              (i) in the case of the Class A-1 Certificates the numerator of which is (x) the portion of the principal remittance amount for such Distribution
                              Date that is attributable to principal received or advanced on the Group I Mortgage Loans and the denominator of which is (y) the principal remittance amount for such Distribution Date and
                              (ii) in the case of the Group II Class A
                              Certificates, the numerator of which is (x) the portion of the principal remittance amount for such Distribution Date that is attributable to principal received or advanced on the Group II
                              Mortgage Loans and the denominator of which is (y) the principal remittance amount for such Distribution Date.

Class A Principal
Distribution Amount:          For any Distribution Date, an amount equal to the
                              excess of (x) the aggregate Certificate Principal
                              Balance of the Class A Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately
                              63.00% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and (B) the excess, if any, of the aggregate principal balance of the Mortgage
                              Loans as of the last day of the related Due Period over $3,800,406.

Class M-1 Principal
Distribution Amount:          For any Distribution Date, an amount equal to the
                              excess of (x) the sum of (i) the aggregate
                              Certificate Principal Balance of the Class A
                              Certificates (after taking into account the payment of the Class A Principal Distribution
                              Amount on such Distribution Date) and (ii) the Certificate Principal Balance of the Class M-1
                              Certificates immediately prior to such
                              Distribution Date over (y) the lesser of (A) the product of (i) approximately 75.00% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and
                              (B) the excess, if any, of the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period over $3,800,406.


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.

--------------------------------------------------------------------------------

Class M-2 Principal
Distribution Amount:          For any Distribution Date, an amount equal to the
                              excess of (x) the sum of (i) the aggregate
                              Certificate Principal Balance of the Class A
                              Certificates (after taking into account the payment of the Class A Principal Distribution
                              Amount on such Distribution Date), (ii) the
                              Certificate Principal Balance of the Class M-1
                              Certificates (after taking into account the payment of the Class M-1 Principal Distribution
                              Amount on such Distribution Date) and (iii) the Certificate Principal Balance of the Class M-2
                              Certificates immediately prior to such
                              Distribution Date over (y) the lesser of (A) the product of (i) approximately 85.00% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and
                              (B) the excess, if any, of the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period over $3,800,406.

Class M-3 Principal
Distribution Amount:          For any Distribution Date, an amount equal to the
                              excess of (x) the sum of (i) the aggregate
                              Certificate Principal Balance of the Class A
                              Certificates (after taking into account the payment of the Class A Principal Distribution
                              Amount on such Distribution Date), (ii) the
                              Certificate Principal Balance of the Class M-1
                              Certificates (after taking into account the payment of the Class M-1 Principal Distribution
                              Amount on such Distribution Date), (iii) the
                              Certificate Principal Balance of the Class M-2
                              Certificates (after taking into account the payment of the Class M-2 Principal Distribution
                              Amount on such Distribution Date) and (iv) the Certificate Principal Balance of the Class M-3
                              Certificates immediately prior to such
                              Distribution Date over (y) the lesser of (A) the product of (i) approximately 88.00% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and
                              (B) the excess, if any, of the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period over $3,800,406.

Class B-1 Principal
Distribution Amount:          For any Distribution Date, an amount equal to the
                              excess of (x) the sum of (i) the aggregate
                              Certificate Principal Balance of the Class A
                              Certificates (after taking into account the payment of the Class A Principal Distribution
                              Amount on such Distribution Date), (ii) the
                              Certificate Principal Balance of the Class M-1
                              Certificates (after taking into account the payment of the Class M-1 Principal Distribution
                              Amount on such Distribution Date), (iii) the
                              Certificate Principal Balance of the Class M-2
                              Certificates (after taking into account the payment of the Class M-2 Principal Distribution
                              Amount on such Distribution Date), (iv) the
                              Certificate Principal Balance of the Class M-3
                              Certificates (after taking into account the payment of the Class M-3 Principal Distribution
                              Amount on such Distribution Date) and (v) the Certificate Principal Balance of the Class B-1
                              Certificates immediately prior to such
                              Distribution Date over (y) the lesser of (A) the product of (i) approximately 91.00% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and
                              (B) the excess, if any, of the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period over $3,800,406.


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.

--------------------------------------------------------------------------------

Class B-2 Principal
Distribution Amount:          For any Distribution Date, an amount equal to the
                              excess of (x) the sum of (i) the aggregate
                              Certificate Principal Balance of the Class A
                              Certificates (after taking into account the payment of the Class A Principal Distribution
                              Amount on such Distribution Date), (ii) the
                              Certificate Principal Balance of the Class M-1
                              Certificates (after taking into account the payment of the Class M-1 Principal Distribution
                              Amount on such Distribution Date), (iii) the
                              Certificate Principal Balance of the Class M-2
                              Certificates (after taking into account the payment of the Class M-2 Principal Distribution
                              Amount on such Distribution Date), (iv) the
                              Certificate Principal Balance of the Class M-3
                              Certificates (after taking into account the payment of the Class M-3 Principal Distribution
                              Amount on such Distribution Date), (v) the
                              Certificate Principal Balance of the Class B-1
                              Certificates (after taking into account the payment of the Class B-1 Principal Distribution
                              Amount on such Distribution Date) and (vi) the Certificate Principal Balance of the Class B-2
                              Certificates immediately prior to such
                              Distribution Date over (y) the lesser of (A) the product of (i) approximately 93.30% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and
                              (B) the excess, if any, of the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period over $3,800,406.

Class B-3 Principal
Distribution Amount:          For any Distribution Date, an amount equal to the
                              excess of (x) the sum of (i) the aggregate
                              Certificate Principal Balance of the Class A
                              Certificates (after taking into account the payment of the Class A Principal Distribution
                              Amount on such Distribution Date), (ii) the
                              Certificate Principal Balance of the Class M-1
                              Certificates (after taking into account the payment of the Class M-1 Principal Distribution
                              Amount on such Distribution Date), (iii) the
                              Certificate Principal Balance of the Class M-2
                              Certificates (after taking into account the payment of the Class M-2 Principal Distribution
                              Amount on such Distribution Date), (iv) the
                              Certificate Principal Balance of the Class M-3
                              Certificates (after taking into account the payment of the Class M-3 Principal Distribution
                              Amount on such Distribution Date), (v) the
                              Certificate Principal Balance of the Class B-1
                              Certificates (after taking into account the payment of the Class B-1 Principal Distribution
                              Amount on such Distribution Date), (vi) the
                              Certificate Principal Balance of the Class B-2
                              Certificates (after taking into account the payment of the Class B-2 Principal Distribution
                              Amount on such Distribution Date) and (vii) the Certificate Principal Balance of the Class B-3
                              Certificates immediately prior to such
                              Distribution Date over (y) the lesser of (A) the product of (i) approximately 95.40% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and
                              (B) the excess, if any, of the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period over $3,800,406.


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.

--------------------------------------------------------------------------------

Class B-4 Principal
Distribution Amount:          For any Distribution Date, an amount equal to the
                              excess of (x) the sum of (i) the aggregate
                              Certificate Principal Balance of the Class A
                              Certificates (after taking into account the payment of the Class A Principal Distribution
                              Amount on such Distribution Date), (ii) the
                              Certificate Principal Balance of the Class M-1
                              Certificates (after taking into account the payment of the Class M-1 Principal Distribution
                              Amount on such Distribution Date), (iii) the
                              Certificate Principal Balance of the Class M-2
                              Certificates (after taking into account the payment of the Class M-2 Principal Distribution
                              Amount on such Distribution Date), (iv) the
                              Certificate Principal Balance of the Class M-3
                              Certificates (after taking into account the payment of the Class M-3 Principal Distribution
                              Amount on such Distribution Date), (v) the
                              Certificate Principal Balance of the Class B-1
                              Certificates (after taking into account the payment of the Class B-1 Principal Distribution
                              Amount on such Distribution Date), (vi) the
                              Certificate Principal Balance of the Class B-2
                              Certificates (after taking into account the payment of the Class B-2 Principal Distribution
                              Amount on such Distribution Date), (vii) the
                              Certificate Principal Balance of the Class B-3
                              Certificates (after taking into account the payment of the Class B-3 Principal Distribution
                              Amount on such Distribution Date) and (viii) the Certificate Principal Balance of the Class B-4
                              Certificates immediately prior to such
                              Distribution Date over (y) the lesser of (A) the product of (i) approximately 97.30% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and
                              (B) the excess, if any, of the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period over $3,800,406.

Trust Tax Status:             REMIC.

ERISA Eligibility:            Subject to the considerations in the Prospectus,
                              all Offered Certificates are ERISA eligible.

SMMEA Eligibility:            It is anticipated that the Class A-2, Class A-3,
                              Class A-4 and Class M-1 Certificates will be SMMEA eligible.

Prospectus:                   The Class A-2, Class A-3, Class A-4, Class M-1,
                              Class M-2, Class M-3, Class B-1, Class B-2 and
                              Class B-3 Certificates are being offered pursuant to a prospectus supplemented by a prospectus supplement (together, the "Prospectus"). Complete information with respect to the Offered
                              Certificates and the collateral securing them is contained in the Prospectus. The information herein is qualified in its entirety by the information appearing in the Prospectus. To the extent that the information herein is inconsistent with the Prospectus, the Prospectus shall govern in all respects. Sales of the Offered Certificates may not be consummated unless the purchaser has received the Prospectus.

                              PLEASE SEE "RISK FACTORS" IN THE PROSPECTUS FOR A DESCRIPTION OF INFORMATION THAT SHOULD BE CONSIDERED IN CONNECTION WITH AN INVESTMENT IN THE OFFERED CERTIFICATES.


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.

--------------------------------------------------------------------------------

Weighted Average Life Sensitivity
To CALL

------------------------------------------------------------------------------------------------------------------------------------
    PPC (%)                                     50           60           75          100          125          150          175
------------------------------------------------------------------------------------------------------------------------------------
A-2 WAL (yrs)                                     1.90         1.61         1.31         1.00         0.81         0.68         0.58
    First Payment Date                       6/25/2004    6/25/2004    6/25/2004    6/25/2004    6/25/2004    6/25/2004    6/25/2004
    Expected Final Maturity                  5/25/2008    9/25/2007    2/25/2007    6/25/2006    1/25/2006    9/25/2005    7/25/2005
    Window                                      1 - 48       1 - 40       1 - 33       1 - 25       1 - 20       1 - 16       1 - 14
------------------------------------------------------------------------------------------------------------------------------------
A-3 WAL (yrs)                                     5.94         5.03         4.06         3.00         2.22         1.82         1.54
    First Payment Date                       5/25/2008    9/25/2007    2/25/2007    6/25/2006    1/25/2006    9/25/2005    7/25/2005
    Expected Final Maturity                  4/25/2013   12/25/2011    6/25/2010   12/25/2008    4/25/2007   10/25/2006    5/25/2006
    Window                                    48 - 107      40 - 91      33 - 73      25 - 55      20 - 35      16 - 29      14 - 24
------------------------------------------------------------------------------------------------------------------------------------
A-4 WAL (yrs)                                    12.88        11.02         8.99         6.74         5.22         3.77         2.63
    First Payment Date                       4/25/2013   12/25/2011    6/25/2010   12/25/2008    4/25/2007   10/25/2006    5/25/2006
    Expected Final Maturity                  7/25/2019    5/25/2017    1/25/2015    5/25/2012    8/25/2010    6/25/2009    8/25/2008
    Window                                   107 - 182     91 - 156     73 - 128      55 - 96      35 - 75      29 - 61      24 - 51
------------------------------------------------------------------------------------------------------------------------------------
M-1 WAL                                          10.15         8.64         7.01         5.32         4.56         4.42         4.24
    First Payment Date                       5/25/2009    7/25/2008   10/25/2007    8/25/2007   11/25/2007    3/25/2008    8/25/2008
    Expected Final Maturity                  7/25/2019    5/25/2017    1/25/2015    5/25/2012    8/25/2010    6/25/2009    8/25/2008
    Window                                    60 - 182     50 - 156     41 - 128      39 - 96      42 - 75      46 - 61      51 - 51
------------------------------------------------------------------------------------------------------------------------------------
M-2 WAL                                          10.15         8.64         7.01         5.30         4.42         4.03         3.99
    First Payment Date                       5/25/2009    7/25/2008   10/25/2007    7/25/2007    8/25/2007   10/25/2007   12/25/2007
    Expected Final Maturity                  7/25/2019    5/25/2017    1/25/2015    5/25/2012    8/25/2010    6/25/2009    8/25/2008
    Window                                    60 - 182     50 - 156     41 - 128      38 - 96      39 - 75      41 - 61      43 - 51
------------------------------------------------------------------------------------------------------------------------------------
M-3 WAL                                          10.15         8.64         7.01         5.29         4.37         3.89         3.70
    First Payment Date                       5/25/2009    7/25/2008   10/25/2007    6/25/2007    8/25/2007    9/25/2007   11/25/2007
    Expected Final Maturity                  7/25/2019    5/25/2017    1/25/2015    5/25/2012    8/25/2010    6/25/2009    8/25/2008
    Window                                    60 - 182     50 - 156     41 - 128      37 - 96      39 - 75      40 - 61      42 - 51
------------------------------------------------------------------------------------------------------------------------------------
B-1 WAL                                          10.15         8.64         7.01         5.29         4.34         3.85         3.60
    First Payment Date                       5/25/2009    7/25/2008   10/25/2007    6/25/2007    7/25/2007    8/25/2007    9/25/2007
    Expected Final Maturity                  7/25/2019    5/25/2017    1/25/2015    5/25/2012    8/25/2010    6/25/2009    8/25/2008
    Window                                    60 - 182     50 - 156     41 - 128      37 - 96      38 - 75      39 - 61      40 - 51
------------------------------------------------------------------------------------------------------------------------------------
B-2 WAL                                          10.15         8.64         7.01         5.29         4.34         3.81         3.54
    First Payment Date                       5/25/2009    7/25/2008   10/25/2007    6/25/2007    7/25/2007    7/25/2007    8/25/2007
    Expected Final Maturity                  7/25/2019    5/25/2017    1/25/2015    5/25/2012    8/25/2010    6/25/2009    8/25/2008
    Window                                    60 - 182     50 - 156     41 - 128      37 - 96      38 - 75      38 - 61      39 - 51
------------------------------------------------------------------------------------------------------------------------------------
B-3 WAL                                          10.14         8.63         7.00         5.28         4.31         3.78         3.48
    First Payment Date                       5/25/2009    7/25/2008   10/25/2007    6/25/2007    6/25/2007    7/25/2007    7/25/2007
    Expected Final Maturity                  7/25/2019    5/25/2017    1/25/2015    5/25/2012    8/25/2010    6/25/2009    8/25/2008
    Window                                    60 - 182     50 - 156     41 - 128      37 - 96      37 - 75      38 - 61      38 - 51
------------------------------------------------------------------------------------------------------------------------------------


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.

--------------------------------------------------------------------------------

Weighted Average Life Sensitivity
To MATURITY

------------------------------------------------------------------------------------------------------------------------------------
    PPC (%)                                     50           60           75          100          125          150          175
------------------------------------------------------------------------------------------------------------------------------------
A-2 WAL (yrs)                                     1.90         1.61         1.31         1.00         0.81         0.68         0.58
    First Payment Date                       6/25/2004    6/25/2004    6/25/2004    6/25/2004    6/25/2004    6/25/2004    6/25/2004
    Expected Final Maturity                  5/25/2008    9/25/2007    2/25/2007    6/25/2006    1/25/2006    9/25/2005    7/25/2005
    Window                                      1 - 48       1 - 40       1 - 33       1 - 25       1 - 20       1 - 16       1 - 14
------------------------------------------------------------------------------------------------------------------------------------
A-3 WAL (yrs)                                     5.94         5.03         4.06         3.00         2.22         1.82         1.54
    First Payment Date                       5/25/2008    9/25/2007    2/25/2007    6/25/2006    1/25/2006    9/25/2005    7/25/2005
    Expected Final Maturity                  4/25/2013   12/25/2011    6/25/2010   12/25/2008    4/25/2007   10/25/2006    5/25/2006
    Window                                    48 - 107      40 - 91      33 - 73      25 - 55      20 - 35      16 - 29      14 - 24
------------------------------------------------------------------------------------------------------------------------------------
A-4 WAL (yrs)                                    14.61        12.69        10.46         7.93         6.22         4.61         3.02
    First Payment Date                       4/25/2013   12/25/2011    6/25/2010   12/25/2008    4/25/2007   10/25/2006    5/25/2006
    Expected Final Maturity                  9/25/2031   12/25/2029    9/25/2026   11/25/2021    5/25/2018   10/25/2015   11/25/2013
    Window                                   107 - 328     91 - 307     73 - 268     55 - 210     35 - 168     29 - 137     24 - 114
------------------------------------------------------------------------------------------------------------------------------------
M-1 WAL                                          11.01         9.45         7.71         5.87         5.00         4.78         5.48
    First Payment Date                       5/25/2009    7/25/2008   10/25/2007    8/25/2007   11/25/2007    3/25/2008    9/25/2008
    Expected Final Maturity                  1/25/2029    8/25/2026    3/25/2023   10/25/2018   10/25/2015    9/25/2013    2/25/2012
    Window                                    60 - 296     50 - 267     41 - 226     39 - 173     42 - 137     46 - 112      52 - 93
------------------------------------------------------------------------------------------------------------------------------------
M-2 WAL                                          10.94         9.38         7.63         5.79         4.81         4.35         4.25
    First Payment Date                       5/25/2009    7/25/2008   10/25/2007    7/25/2007    8/25/2007   10/25/2007   12/25/2007
    Expected Final Maturity                  7/25/2027    1/25/2025    9/25/2021    8/25/2017   10/25/2014   11/25/2012    6/25/2011
    Window                                    60 - 278     50 - 248     41 - 208     38 - 159     39 - 125     41 - 102      43 - 85
------------------------------------------------------------------------------------------------------------------------------------
M-3 WAL                                          10.83         9.27         7.54         5.70         4.70         4.16         3.92
    First Payment Date                       5/25/2009    7/25/2008   10/25/2007    6/25/2007    8/25/2007    9/25/2007   11/25/2007
    Expected Final Maturity                  5/25/2025   10/25/2022    8/25/2019   12/25/2015    7/25/2013   10/25/2011    7/25/2010
    Window                                    60 - 252     50 - 221     41 - 183     37 - 139     39 - 110      40 - 89      42 - 74
------------------------------------------------------------------------------------------------------------------------------------
B-1 WAL                                          10.72         9.17         7.45         5.62         4.62         4.07         3.78
    First Payment Date                       5/25/2009    7/25/2008   10/25/2007    6/25/2007    7/25/2007    8/25/2007    9/25/2007
    Expected Final Maturity                  4/25/2024   10/25/2021    9/25/2018    3/25/2015   12/25/2012    4/25/2011    2/25/2010
    Window                                    60 - 239     50 - 209     41 - 172     37 - 130     38 - 103      39 - 83      40 - 69
------------------------------------------------------------------------------------------------------------------------------------
B-2 WAL                                          10.55         9.01         7.31         5.52         4.53         3.96         3.66
    First Payment Date                       5/25/2009    7/25/2008   10/25/2007    6/25/2007    7/25/2007    7/25/2007    8/25/2007
    Expected Final Maturity                 10/25/2022    5/25/2020    7/25/2017    4/25/2014    3/25/2012    9/25/2010    8/25/2009
    Window                                    60 - 221     50 - 192     41 - 158     37 - 119      38 - 94      38 - 76      39 - 63
------------------------------------------------------------------------------------------------------------------------------------
B-3 WAL                                          10.27         8.75         7.10         5.35         4.38         3.83         3.52
    First Payment Date                       5/25/2009    7/25/2008   10/25/2007    6/25/2007    6/25/2007    7/25/2007    7/25/2007
    Expected Final Maturity                  3/25/2021   11/25/2018    4/25/2016    4/25/2013    5/25/2011    2/25/2010    2/25/2009
    Window                                    60 - 202     50 - 174     41 - 143     37 - 107      37 - 84      38 - 69      38 - 57
------------------------------------------------------------------------------------------------------------------------------------


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.

--------------------------------------------------------------------------------

CPR Sensitivity
To CALL

    CPR (%)                                     20           25           30
--------------------------------------------------------------------------------
A-2 WAL (yrs)                                     1.09         0.86         0.71
    First Payment Date                       6/25/2004    6/25/2004    6/25/2004
    Expected Final Maturity                  9/25/2006    3/25/2006   11/25/2005
    Window                                      1 - 28       1 - 22       1 - 18
--------------------------------------------------------------------------------
A-3 WAL (yrs)                                     3.55         2.70         2.10
    First Payment Date                       9/25/2006    3/25/2006   11/25/2005
    Expected Final Maturity                 10/25/2009    8/25/2008    3/25/2007
    Window                                     28 - 65      22 - 51      18 - 34
--------------------------------------------------------------------------------
A-4 WAL (yrs)                                     8.05         6.37         5.05
    First Payment Date                      10/25/2009    8/25/2008    3/25/2007
    Expected Final Maturity                  1/25/2014    1/25/2012    8/25/2010
    Window                                    65 - 116      51 - 92      34 - 75
--------------------------------------------------------------------------------
M-1 WAL                                           6.31         5.14         4.58
    First Payment Date                       6/25/2007    9/25/2007   12/25/2007
    Expected Final Maturity                  1/25/2014    1/25/2012    8/25/2010
    Window                                    37 - 116      40 - 92      43 - 75
--------------------------------------------------------------------------------
M-2 WAL                                           6.31         5.10         4.42
    First Payment Date                       6/25/2007    7/25/2007    9/25/2007
    Expected Final Maturity                  1/25/2014    1/25/2012    8/25/2010
    Window                                    37 - 116      38 - 92      40 - 75
--------------------------------------------------------------------------------
M-3 WAL                                           6.31         5.08         4.35
    First Payment Date                       6/25/2007    7/25/2007    8/25/2007
    Expected Final Maturity                  1/25/2014    1/25/2012    8/25/2010
    Window                                    37 - 116      38 - 92      39 - 75
--------------------------------------------------------------------------------
B-1 WAL                                           6.31         5.08         4.34
    First Payment Date                       6/25/2007    6/25/2007    7/25/2007
    Expected Final Maturity                  1/25/2014    1/25/2012    8/25/2010
    Window                                    37 - 116      37 - 92      38 - 75
--------------------------------------------------------------------------------
B-2 WAL                                           6.31         5.07         4.32
    First Payment Date                       6/25/2007    6/25/2007    7/25/2007
    Expected Final Maturity                  1/25/2014    1/25/2012    8/25/2010
    Window                                    37 - 116      37 - 92      38 - 75
--------------------------------------------------------------------------------
B-3 WAL                                           6.31         5.06         4.30
    First Payment Date                       6/25/2007    6/25/2007    6/25/2007
    Expected Final Maturity                  1/25/2014    1/25/2012    8/25/2010
    Window                                    37 - 116      37 - 92      37 - 75
--------------------------------------------------------------------------------


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.

--------------------------------------------------------------------------------

CPR Sensitivity
To MATURITY

--------------------------------------------------------------------------------
    CPR (%)                                     20           25           30
--------------------------------------------------------------------------------
A-2 WAL (yrs)                                     1.09         0.86         0.71
    First Payment Date                       6/25/2004    6/25/2004    6/25/2004
    Expected Final Maturity                  9/25/2006    3/25/2006   11/25/2005
    Window                                      1 - 28       1 - 22       1 - 18
--------------------------------------------------------------------------------
A-3 WAL (yrs)                                     3.55         2.70         2.10
    First Payment Date                       9/25/2006    3/25/2006   11/25/2005
    Expected Final Maturity                 10/25/2009    8/25/2008    3/25/2007
    Window                                     28 - 65      22 - 51      18 - 34
--------------------------------------------------------------------------------
A-4 WAL (yrs)                                     9.30         7.40         5.91
    First Payment Date                      10/25/2009    8/25/2008    3/25/2007
    Expected Final Maturity                  2/25/2025    4/25/2021    5/25/2018
    Window                                    65 - 249     51 - 203     34 - 168
--------------------------------------------------------------------------------
M-1 WAL                                           6.96         5.67         5.02
    First Payment Date                       6/25/2007    9/25/2007   12/25/2007
    Expected Final Maturity                  9/25/2021    5/25/2018   11/25/2015
    Window                                    37 - 208     40 - 168     43 - 138
--------------------------------------------------------------------------------
M-2 WAL                                           6.89         5.57         4.81
    First Payment Date                       6/25/2007    7/25/2007    9/25/2007
    Expected Final Maturity                  4/25/2020    2/25/2017   11/25/2014
    Window                                    37 - 191     38 - 153     40 - 126
--------------------------------------------------------------------------------
M-3 WAL                                           6.81         5.48         4.69
    First Payment Date                       6/25/2007    7/25/2007    8/25/2007
    Expected Final Maturity                  4/25/2018    7/25/2015    7/25/2013
    Window                                    37 - 167     38 - 134     39 - 110
--------------------------------------------------------------------------------
B-1 WAL                                           6.72         5.41         4.61
    First Payment Date                       6/25/2007    6/25/2007    7/25/2007
    Expected Final Maturity                  6/25/2017   10/25/2014   12/25/2012
    Window                                    37 - 157     37 - 125     38 - 103
--------------------------------------------------------------------------------
B-2 WAL                                           6.60         5.29         4.51
    First Payment Date                       6/25/2007    6/25/2007    7/25/2007
    Expected Final Maturity                  5/25/2016   11/25/2013    3/25/2012
    Window                                    37 - 144     37 - 114      38 - 94
--------------------------------------------------------------------------------
B-3 WAL                                           6.39         5.13         4.36
    First Payment Date                       6/25/2007    6/25/2007    6/25/2007
    Expected Final Maturity                  3/25/2015   12/25/2012    5/25/2011
    Window                                    37 - 130     37 - 103      37 - 84
--------------------------------------------------------------------------------


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.

--------------------------------------------------------------------------------

                         Schedule of Available Funds and
             Supplemental Interest Rate Cap Rates (Cash Cap) (1)(2)

Period   A-2 Cap (%)   A-3 Cap (%)   A-4 Cap (%)   M-1 Cap (%)   M-2 Cap (%)   M-3 Cap (%)   B-1 Cap (%)   B-2 Cap (%)   B-3 Cap (%)
------   -----------   -----------   -----------   -----------   -----------   -----------   -----------   -----------   -----------
         Actual/360    Actual/360    Actual/360    Actual/360    Actual/360    Actual/360    Actual/360    Actual/360    Actual/360

     0            --            --            --            --            --            --            --            --            --
     1          9.54          9.54          9.54          9.36          9.36          9.36          9.36          9.36          9.36
     2          9.36          9.36          9.36          9.18          9.18          9.18          9.18          9.18          9.18
     3          9.19          9.19          9.19          9.01          9.01          9.01          9.01          9.01          9.01
     4          9.21          9.21          9.21          9.02          9.02          9.02          9.02          9.02          9.02
     5          9.43          9.43          9.43          9.24          9.24          9.24          9.24          9.24          9.24
     6          9.21          9.21          9.21          9.02          9.02          9.02          9.02          9.02          9.02
     7          9.43          9.43          9.43          9.23          9.23          9.23          9.23          9.23          9.23
     8          9.22          9.22          9.22          9.02          9.02          9.02          9.02          9.02          9.02
     9          9.22          9.22          9.22          9.02          9.02          9.02          9.02          9.02          9.02
    10          9.92          9.92          9.92          9.70          9.70          9.70          9.70          9.70          9.70
    11          9.23          9.23          9.23          9.02          9.02          9.02          9.02          9.02          9.02
    12          9.45          9.45          9.45          9.23          9.23          9.23          9.23          9.23          9.23
    13          9.24          9.24          9.24          9.02          9.02          9.02          9.02          9.02          9.02
    14          9.46          9.46          9.46          9.23          9.23          9.23          9.23          9.23          9.23
    15          9.25          9.25          9.25          9.02          9.02          9.02          9.02          9.02          9.02
    16          9.25          9.25          9.25          9.02          9.02          9.02          9.02          9.02          9.02
    17          9.48          9.48          9.48          9.23          9.23          9.23          9.23          9.23          9.23
    18          9.26          9.26          9.26          9.02          9.02          9.02          9.02          9.02          9.02
    19          9.49          9.49          9.49          9.23          9.23          9.23          9.23          9.23          9.23
    20          9.27          9.27          9.27          9.02          9.02          9.02          9.02          9.02          9.02
    21          9.28          9.28          9.28          9.02          9.02          9.02          9.02          9.02          9.02
    22         10.48         10.48         10.48         10.11         10.11         10.11         10.11         10.11         10.11
    23          9.68          9.68          9.68          9.33          9.33          9.33          9.33          9.33          9.33
    24          9.94          9.94          9.94          9.57          9.57          9.57          9.57          9.57          9.57
    25          9.70          9.70          9.70          9.33          9.33          9.33          9.33          9.33          9.33
    26            --          9.95          9.95          9.57          9.57          9.57          9.57          9.57          9.57
    27            --          9.71          9.71          9.32          9.32          9.32          9.32          9.32          9.32
    28            --         10.06         10.06         10.23         10.23         10.23         10.13         10.13         10.13
    29            --         10.35         10.35         10.40         10.40         10.40         10.40         10.40         10.40
    30            --         10.08         10.08         10.13         10.13         10.13         10.13         10.13         10.13
    31            --         10.37         10.37         10.40         10.40         10.40         10.40         10.40         10.40
    32            --         10.10         10.10         10.12         10.12         10.12         10.12         10.12         10.12
    33            --         10.11         10.11         10.12         10.12         10.12         10.12         10.12         10.12
    34            --         11.02         11.02         11.05         11.05         11.05         11.05         11.05         11.05
    35            --         10.03         10.03         10.07         10.07         10.07         10.07         10.07         10.07
    36            --         10.36         10.36         10.37         10.37         10.37         10.37         10.37         10.37
    37            --         19.41         19.41         10.07         10.07         10.07         10.07         10.07         10.07
    38            --         11.02         11.02         10.37         10.37         10.37         10.37         10.37         10.37

(1) Annualized coupon based on total interest paid to the certificates including Accrued Certificate Interest, unpaid interest amounts and Basis Risk Carry Forward Amount divided by the current certificate balance

(2) Run to maturity assuming 100% PPC, no losses and a 1 month and 6 month LIBOR rate of 20%


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.

--------------------------------------------------------------------------------

                         Schedule of Available Funds and
             Supplemental Interest Rate Cap Rates (Cash Cap) (1)(2)

Period   A-2 Cap (%)   A-3 Cap (%)   A-4 Cap (%)   M-1 Cap (%)   M-2 Cap (%)   M-3 Cap (%)   B-1 Cap (%)   B-2 Cap (%)   B-3 Cap (%)
------   -----------   -----------   -----------   -----------   -----------   -----------   -----------   -----------   -----------
         Actual/360    Actual/360    Actual/360    Actual/360    Actual/360    Actual/360    Actual/360    Actual/360    Actual/360

    39            --         10.62         10.62         10.07         10.07         10.07         10.06         10.06         10.06
    40            --         11.50         11.50         10.06         10.06         10.06         10.06         10.06         10.06
    41            --         11.84         11.84         10.40         10.40         10.40         10.40         10.40         10.40
    42            --         11.46         11.46         10.06         10.06         10.06         10.06         10.06         10.06
    43            --         11.84         11.84         10.40         10.40         10.40         10.40         10.40         10.40
    44            --         11.46         11.46         10.06         10.06         10.06         10.06         10.06         10.06
    45            --         11.46         11.46         10.06         10.06         10.06         10.06         10.06         10.06
    46            --         12.92         12.92         11.44         11.44         11.44         11.44         11.44         11.44
    47            --         12.08         12.08         10.70         10.70         10.70         10.70         10.70         10.70
    48            --         12.48         12.48         11.06         11.06         11.06         11.06         11.06         11.06
    49            --         12.08         12.08         10.70         10.70         10.70         10.70         10.70         10.70
    50            --         12.48         12.48         11.06         11.06         11.06         11.06         11.06         11.06
    51            --         12.08         12.08         10.70         10.70         10.70         10.70         10.70         10.70
    52            --         12.12         12.12         10.75         10.75         10.75         10.75         10.75         10.75
    53            --         12.52         12.52         11.10         11.10         11.10         11.10         11.10         11.10
    54            --         12.12         12.12         10.74         10.74         10.74         10.74         10.74         10.74
    55            --         12.52         12.52         11.10         11.10         11.10         11.10         11.10         11.10
    56            --            --         12.11         10.74         10.74         10.74         10.74         10.74         10.74
    57            --            --         12.11         10.74         10.74         10.74         10.74         10.74         10.74
    58            --            --         13.44         11.92         11.92         11.92         11.92         11.92         11.92
    59            --            --         12.14         10.77         10.77         10.77         10.77         10.77         10.77
    60            --            --         12.54         11.12         11.12         11.12         11.12         11.12         11.12
    61            --            --         12.14         10.76         10.76         10.76         10.76         10.76         10.76
    62            --            --         12.54         11.12         11.12         11.12         11.12         11.12         11.12
    63            --            --         12.13         10.76         10.76         10.76         10.76         10.76         10.76
    64            --            --         12.13         10.76         10.76         10.76         10.76         10.76         10.76
    65            --            --         12.54         11.12         11.12         11.12         11.12         11.12         11.12
    66            --            --         12.13         10.76         10.76         10.76         10.76         10.76         10.76
    67            --            --         12.54         11.12         11.12         11.12         11.12         11.12         11.12
    68            --            --         12.13         10.76         10.76         10.76         10.76         10.76         10.76
    69            --            --         12.13         10.75         10.75         10.75         10.75         10.75         10.75
    70            --            --         13.43         11.91         11.91         11.91         11.91         11.91         11.91
    71            --            --         12.13         10.75         10.75         10.75         10.75         10.75         10.75
    72            --            --         11.58         11.11         11.11         11.11         11.11         11.11         11.11
    73            --            --         10.95         10.75         10.75         10.75         10.75         10.75         10.75
    74            --            --         11.32         11.11         11.11         11.11         11.11         11.11         11.11
    75            --            --         10.97         10.75         10.75         10.75         10.75         10.75         10.75
    76            --            --         10.98         10.75         10.75         10.75         10.75         10.75         10.75

(1) Annualized coupon based on total interest paid to the certificates including Accrued Certificate Interest, unpaid interest amounts and Basis Risk Carry Forward Amount divided by the current certificate balance

(2) Run to maturity assuming 100% PPC, no losses and a 1 month and 6 month LIBOR rate of 20%


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.

--------------------------------------------------------------------------------

                         Schedule of Available Funds and
             Supplemental Interest Rate Cap Rates (Cash Cap) (1)(2)

Period   A-2 Cap (%)   A-3 Cap (%)   A-4 Cap (%)   M-1 Cap (%)   M-2 Cap (%)   M-3 Cap (%)   B-1 Cap (%)   B-2 Cap (%)   B-3 Cap (%)
------   -----------   -----------   -----------   -----------   -----------   -----------   -----------   -----------   -----------
         Actual/360    Actual/360    Actual/360    Actual/360    Actual/360    Actual/360    Actual/360    Actual/360    Actual/360

    77            --            --         11.36         11.10         11.10         11.10         11.10         11.10         11.10
    78            --            --         11.00         10.75         10.75         10.75         10.75         10.75         10.75
    79            --            --         11.38         11.10         11.10         11.10         11.10         11.10         11.10
    80            --            --         11.03         10.74         10.74         10.74         10.74         10.74         10.74
    81            --            --         11.04         10.74         10.74         10.74         10.74         10.74         10.74
    82            --            --         12.24         11.89         11.89         11.89         11.89         11.89         11.89
    83            --            --         11.06         10.74         10.74         10.74         10.74         10.74         10.74
    84            --            --         11.45         11.10         11.10         11.10         11.10         11.10         11.10
    85            --            --         11.09         10.74         10.74         10.74         10.74         10.74         10.74
    86            --            --         11.48         11.10         11.10         11.10         11.10         11.10         11.10
    87            --            --         11.12         10.74         10.74         10.74         10.74         10.74         10.74
    88            --            --         11.14         10.74         10.74         10.74         10.74         10.74         10.74
    89            --            --         11.53         11.09         11.09         11.09         11.09         11.09         11.09
    90            --            --         11.17         10.73         10.73         10.73         10.73         10.73         10.73
    91            --            --         11.56         11.09         11.09         11.09         11.09         11.09         11.09
    92            --            --         11.20         10.73         10.73         10.73         10.73         10.73         10.73
    93            --            --         11.22         10.73         10.73         10.73         10.73         10.73         10.73
    94            --            --         12.01         11.47         11.47         11.47         11.47         11.47         11.47
    95            --            --         11.26         10.73         10.73         10.73         10.73         10.73         10.73
    96            --            --         11.65         11.09         11.09         11.09         11.09         11.09         11.09
    97            --            --         11.30         10.73         10.73         10.73         10.73         10.73         10.73
    98            --            --         11.69         11.08         11.08         11.08         11.08         11.08         11.08
    99            --            --         11.34         10.73         10.73         10.73         10.73         10.73         10.73
   100            --            --         11.36         10.73         10.73         10.73         10.73         10.73         10.73
   101            --            --         11.76         11.08         11.08         11.08         11.08         11.08         11.08
   102            --            --         11.40         10.72         10.72         10.72         10.72         10.72         10.72
   103            --            --         11.81         11.08         11.08         11.08         11.08         11.08         11.08
   104            --            --         11.45         10.72         10.72         10.72         10.72         10.72         10.72
   105            --            --         11.47         10.72         10.72         10.72         10.72         10.72         10.72
   106            --            --         12.73         11.87         11.87         11.87         11.87         11.87         11.87
   107            --            --         11.52         10.72         10.72         10.72         10.72         10.72         10.72
   108            --            --         11.93         11.08         11.08         11.08         11.08         11.08         11.08
   109            --            --         11.58         10.72         10.72         10.72         10.72         10.72         10.72
   110            --            --         11.99         11.08         11.08         11.08         11.08         11.08            --
   111            --            --         11.63         10.72         10.72         10.72         10.72         10.72            --
   112            --            --         11.66         10.72         10.72         10.72         10.72         10.72            --
   113            --            --         12.08         11.08         11.08         11.08         11.08         11.08            --
   114            --            --         11.72         10.72         10.72         10.72         10.72         10.72            --

(1) Annualized coupon based on total interest paid to the certificates including Accrued Certificate Interest, unpaid interest amounts and Basis Risk Carry Forward Amount divided by the current certificate balance

(2) Run to maturity assuming 100% PPC, no losses and a 1 month and 6 month LIBOR rate of 20%


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.

--------------------------------------------------------------------------------

                         Schedule of Available Funds and
             Supplemental Interest Rate Cap Rates (Cash Cap) (1)(2)

Period   A-2 Cap (%)   A-3 Cap (%)   A-4 Cap (%)   M-1 Cap (%)   M-2 Cap (%)   M-3 Cap (%)   B-1 Cap (%)   B-2 Cap (%)   B-3 Cap (%)
------   -----------   -----------   -----------   -----------   -----------   -----------   -----------   -----------   -----------
         Actual/360    Actual/360    Actual/360    Actual/360    Actual/360    Actual/360    Actual/360    Actual/360    Actual/360

   115            --            --         12.14         11.07         11.07         11.07         11.07         11.07            --
   116            --            --         11.78         10.72         10.72         10.72         10.72         10.72            --
   117            --            --         11.82         10.72         10.72         10.72         10.72         10.72            --
   118            --            --         13.12         11.86         11.86         11.86         11.86         11.86            --
   119            --            --         11.89         10.72         10.72         10.72         10.72         10.72            --
   120            --            --         12.32         11.07         11.07         11.07         11.07         11.07            --
   121            --            --         11.96         10.72         10.72         10.72         10.72         10.72            --
   122            --            --         12.40         11.07         11.07         11.07         11.07            --            --
   123            --            --         12.03         10.71         10.71         10.71         10.71            --            --
   124            --            --         12.07         10.71         10.71         10.71         10.71            --            --
   125            --            --         12.52         11.07         11.07         11.07         11.07            --            --
   126            --            --         12.16         10.71         10.71         10.71         10.71            --            --
   127            --            --         12.61         11.07         11.07         11.07         11.07            --            --
   128            --            --         12.24         10.71         10.71         10.71         10.71            --            --
   129            --            --         12.29         10.71         10.71         10.71         10.71            --            --
   130            --            --         13.66         11.86         11.86         11.86         11.86            --            --
   131            --            --         12.38         10.71         10.71         10.71         10.71            --            --
   132            --            --         12.85         11.07         11.07         11.07         11.07            --            --
   133            --            --         12.48         10.71         10.71         10.71         10.71            --            --
   134            --            --         12.95         11.07         11.07         11.07            --            --            --
   135            --            --         12.59         10.71         10.71         10.71            --            --            --
   136            --            --         12.64         10.71         10.71         10.71            --            --            --
   137            --            --         13.12         11.07         11.07         11.07            --            --            --
   138            --            --         12.75         10.71         10.71         10.71            --            --            --
   139            --            --         13.24         11.07         11.07         11.07            --            --            --
   140            --            --         12.87         10.71         10.71         10.71            --            --            --
   141            --            --         12.94         10.71         10.71         10.71            --            --            --
   142            --            --         13.90         11.45         11.45         11.45            --            --            --
   143            --            --         13.06         10.71         10.71            --            --            --            --
   144            --            --         13.57         11.07         11.07            --            --            --            --
   145            --            --         13.20         10.71         10.71            --            --            --            --
   146            --            --         13.71         11.07         11.07            --            --            --            --
   147            --            --         13.34         10.71         10.71            --            --            --            --
   148            --            --         13.42         10.71         10.71            --            --            --            --
   149            --            --         13.94         11.07         11.07            --            --            --            --
   150            --            --         13.57         10.72         10.72            --            --            --            --
   151            --            --         14.11         11.07         11.07            --            --            --            --
   152            --            --         13.74         10.72         10.72            --            --            --            --

(1) Annualized coupon based on total interest paid to the certificates including Accrued Certificate Interest, unpaid interest amounts and Basis Risk Carry Forward Amount divided by the current certificate balance

(2) Run to maturity assuming 100% PPC, no losses and a 1 month and 6 month LIBOR rate of 20%


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.

--------------------------------------------------------------------------------

                         Schedule of Available Funds and
             Supplemental Interest Rate Cap Rates (Cash Cap) (1)(2)

Period   A-2 Cap (%)   A-3 Cap (%)   A-4 Cap (%)   M-1 Cap (%)   M-2 Cap (%)   M-3 Cap (%)   B-1 Cap (%)   B-2 Cap (%)   B-3 Cap (%)
------   -----------   -----------   -----------   -----------   -----------   -----------   -----------   -----------   -----------
         Actual/360    Actual/360    Actual/360    Actual/360    Actual/360    Actual/360    Actual/360    Actual/360    Actual/360

   153            --            --         13.82         10.72         10.72            --            --            --            --
   154            --            --         15.40         11.87         11.87            --            --            --            --
   155            --            --         14.00         10.72         10.72            --            --            --            --
   156            --            --         14.56         11.08         11.08            --            --            --            --
   157            --            --         14.18         10.72         10.72            --            --            --            --
   158            --            --         14.76         11.08         11.08            --            --            --            --
   159            --            --         14.38         10.72         10.72            --            --            --            --
   160            --            --         14.48         10.72         10.72            --            --            --            --
   161            --            --         15.08         11.08         11.08            --            --            --            --
   162            --            --         14.70         10.72         10.72            --            --            --            --
   163            --            --         15.30         11.08            --            --            --            --            --
   164            --            --         14.92         10.72            --            --            --            --            --
   165            --            --         15.04         10.72            --            --            --            --            --
   166            --            --         16.78         11.87            --            --            --            --            --
   167            --            --         15.28         10.73            --            --            --            --            --
   168            --            --         15.92         11.09            --            --            --            --            --
   169            --            --         15.54         10.73            --            --            --            --            --
   170            --            --         16.20         11.09            --            --            --            --            --
   171            --            --         15.81         10.73            --            --            --            --            --
   172            --            --         15.95         10.73            --            --            --            --            --
   173            --            --         16.64         11.09            --            --            --            --            --
   174            --            --         16.25         10.73            --            --            --            --            --
   175            --            --         16.95         11.09            --            --            --            --            --
   176            --            --         16.56         10.74            --            --            --            --            --
   177            --            --         16.72         10.74            --            --            --            --            --
   178            --            --         18.74            --            --            --            --            --            --
   179            --            --         17.20            --            --            --            --            --            --
   180            --            --         18.07            --            --            --            --            --            --
   181            --            --         17.79            --            --            --            --            --            --
   182            --            --         18.72            --            --            --            --            --            --
   183            --            --         18.46            --            --            --            --            --            --
   184            --            --         18.83            --            --            --            --            --            --
   185            --            --         19.86            --            --            --            --            --            --
   186            --            --         19.64            --            --            --            --            --            --
   187            --            --         20.77            --            --            --            --            --            --
   188            --            --         20.58            --            --            --            --            --            --
   189            --            --         21.11            --            --            --            --            --            --
   190            --            --         23.17            --            --            --            --            --            --

(1) Annualized coupon based on total interest paid to the certificates including Accrued Certificate Interest, unpaid interest amounts and Basis Risk Carry Forward Amount divided by the current certificate balance

(2) Run to maturity assuming 100% PPC, no losses and a 1 month and 6 month LIBOR rate of 20%


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.

--------------------------------------------------------------------------------

                         Schedule of Available Funds and
             Supplemental Interest Rate Cap Rates (Cash Cap) (1)(2)

Period   A-2 Cap (%)   A-3 Cap (%)   A-4 Cap (%)   M-1 Cap (%)   M-2 Cap (%)   M-3 Cap (%)   B-1 Cap (%)   B-2 Cap (%)   B-3 Cap (%)
------   -----------   -----------   -----------   -----------   -----------   -----------   -----------   -----------   -----------
         Actual/360    Actual/360    Actual/360    Actual/360    Actual/360    Actual/360    Actual/360    Actual/360    Actual/360

   191            --            --         22.29            --            --            --            --            --            --
   192            --            --         23.73            --            --            --            --            --            --
   193            --            --         23.69            --            --            --            --            --            --
   194            --            --         25.31            --            --            --            --            --            --
   195            --            --         25.37            --            --            --            --            --            --
   196            --            --         26.34            --            --            --            --            --            --
   197            --            --         28.33            --            --            --            --            --            --
   198            --            --         28.62            --            --            --            --            --            --
   199            --            --         30.97            --            --            --            --            --            --
   200            --            --         31.49            --            --            --            --            --            --
   201            --            --         33.23            --            --            --            --            --            --
   202            --            --         38.99            --            --            --            --            --            --
   203            --            --         37.53            --            --            --            --            --            --
   204            --            --         41.58            --            --            --            --            --            --
   205            --            --         43.46            --            --            --            --            --            --
   206            --            --         48.94            --            --            --            --            --            --
   207            --            --         52.12            --            --            --            --            --            --
   208            --            --         58.14            --            --            --            --            --            --
   209            --            --         68.16            --            --            --            --            --            --
   210            --            --         76.57            --            --            --            --            --            --
   211            --            --         94.80            --            --            --            --            --            --
   212            --            --        115.22            --            --            --            --            --            --
   213            --            --        156.38            --            --            --            --            --            --
   214            --            --        273.75            --            --            --            --            --            --
   215            --            --           *              --            --            --            --            --            --
   216            --            --            --            --            --            --            --            --            --

* In Period 215 the Class A-4 has a balance of $67,532 and is paid $70,573 in interest.

(1) Annualized coupon based on total interest paid to the certificates including Accrued Certificate Interest, unpaid interest amounts and Basis Risk Carry Forward Amount divided by the current certificate balance

(2) Run to maturity assuming 100% PPC, no losses and a 1 month and 6 month LIBOR rate of 20%


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.

--------------------------------------------------------------------------------

Interest Rate Cap Schedules

                   Group II Class A Cap                           Class M Cap                               Class B Cap
           -------------------------------------     -------------------------------------     -------------------------------------
Period      Balance ($)     Strike %   Ceiling %      Balance ($)     Strike %   Ceiling %      Balance ($)     Strike %   Ceiling %
------     --------------   --------   ---------     --------------   --------   ---------     --------------   --------   ---------
     1     252,706,000.00       6.20        8.90      95,010,000.00       5.60        8.25      35,344,000.00       3.90        6.55
     2     247,172,945.63       6.20        8.90      95,010,000.00       5.60        8.25      35,344,000.00       3.90        6.55
     3     241,606,572.37       6.20        8.90      95,010,000.00       5.60        8.25      35,344,000.00       3.90        6.55
     4     236,005,122.10       6.20        8.90      95,010,000.00       5.60        8.25      35,344,000.00       3.90        6.55
     5     230,367,457.90       6.20        8.90      95,010,000.00       5.60        8.25      35,344,000.00       3.90        6.55
     6     224,693,108.39       6.20        8.90      95,010,000.00       5.60        8.25      35,344,000.00       3.90        6.55
     7     218,982,267.80       6.20        8.90      95,010,000.00       5.60        8.25      35,344,000.00       3.90        6.55
     8     213,235,792.34       6.20        8.90      95,010,000.00       5.60        8.25      35,344,000.00       3.90        6.55
     9     207,455,192.66       6.20        8.90      95,010,000.00       5.60        8.25      35,344,000.00       3.90        6.55
    10     201,642,622.35       6.20        8.90      95,010,000.00       5.60        8.25      35,344,000.00       3.90        6.55
    11     195,800,862.45       6.20        8.90      95,010,000.00       5.60        8.25      35,344,000.00       3.90        6.55
    12     189,933,301.85       6.20        8.90      95,010,000.00       5.60        8.25      35,344,000.00       3.90        6.55
    13     184,044,388.50       6.20        8.90      95,010,000.00       5.60        8.25      35,344,000.00       3.90        6.55
    14     178,294,280.59       6.20        8.90      95,010,000.00       5.60        8.25      35,344,000.00       3.90        6.55
    15     172,679,727.48       6.20        8.90      95,010,000.00       5.60        8.25      35,344,000.00       3.90        6.55
    16     167,197,554.36       6.20        8.90      95,010,000.00       5.60        8.25      35,344,000.00       3.90        6.55
    17     161,844,660.47       6.20        8.90      95,010,000.00       5.60        8.25      35,344,000.00       3.90        6.55
    18     156,618,017.38       6.20        8.90      95,010,000.00       5.60        8.25      35,344,000.00       3.90        6.55
    19     151,514,667.33       6.20        8.90      95,010,000.00       5.60        8.25      35,344,000.00       3.90        6.55
    20     146,531,721.53       6.20        8.90      95,010,000.00       5.60        8.25      35,344,000.00       3.90        6.55
    21     141,666,358.63       6.20        8.90      95,010,000.00       5.60        8.25      35,344,000.00       3.90        6.55
    22     136,915,823.08       7.20        9.40      95,010,000.00       6.50        8.55      35,344,000.00       4.80        6.85
    23     132,277,467.62       7.20        9.40      95,010,000.00       6.50        8.55      35,344,000.00       4.80        6.85
    24     127,748,617.80       7.20        9.40      95,010,000.00       6.50        8.55      35,344,000.00       4.80        6.85
    25     123,326,706.61       7.20        9.40      95,010,000.00       6.50        8.55      35,344,000.00       4.80        6.85
    26     119,009,226.93       7.20        9.40      95,010,000.00       6.50        8.55      35,344,000.00       4.80        6.85
    27     114,793,730.17       7.20        9.40      95,010,000.00       6.50        8.55      35,344,000.00       4.80        6.85
    28     110,677,824.88       8.15        9.80      95,010,000.00       6.50        8.55      35,344,000.00       5.50        7.45
    29     106,659,175.46       8.15        9.80      95,010,000.00       7.20        9.15      35,344,000.00       5.50        7.45
    30     102,735,500.80       8.15        9.80      95,010,000.00       7.20        9.15      35,344,000.00       5.50        7.45
    31      98,904,573.08       8.15        9.80      95,010,000.00       7.20        9.15      35,344,000.00       5.50        7.45
    32      95,164,216.47       8.15        9.80      95,010,000.00       7.20        9.15      35,344,000.00       5.50        7.45
    33      91,512,305.94       8.15        9.80      95,010,000.00       7.20        9.15      35,344,000.00       5.50        7.45
    34      87,946,766.11       9.20        9.80      95,010,000.00       8.20        9.15      35,344,000.00       6.50        7.45
    35      84,465,570.03       9.20        9.80      95,010,000.00       8.20        9.15      35,344,000.00       6.50        7.45
    36      81,066,738.12       9.20        9.80      95,010,000.00       8.20        9.15      35,344,000.00       6.50        7.45
    37                 --         --          --      95,010,000.00       8.20        9.15      35,344,000.00       6.50        7.45
    38                 --         --          --      94,413,992.12       8.20        9.15      29,690,834.66       6.50        7.45
    39                 --         --          --      87,635,829.57       8.20        9.15      28,974,501.10       6.50        7.45
    40                 --         --          --                 --         --          --                 --         --          --


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